UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):       June 26, 2007
O. I. CORPORATION

(Exact name of registrant as specified in its charter)

Oklahoma (State or other jurisdiction of incorporation)	0-6511 (Commission File Number)	73-0728053 (IRS Employer Identification No.)

151 Graham Road, P.O. Box 9010, College Station, Texas (Address of principal executive offices)	77842-9010 (Zip Code)
Registrant’s telephone number, including area code: (979) 690-1711

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐      Written communications pursuant to Rule 425 under the Securities Act
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant.
     O.I. Corporation has dismissed Grant Thornton, LLP, effective June 26, 2007. The Company has engaged McGladrey & Pullen, LLP (the “New Accountant”), to serve as the Company’s principal independent accountant, subject to the completion of the New Accountant’s normal client acceptance procedures. The change of auditor has been approved by the Audit Committee of the Board of Directors. McGladrey & Pullen, LLP, will audit the Company’s financial statements for the year ending December 31, 2007 and will review the Company’s quarterly financial statements beginning with those prepared for the second quarter of fiscal year 2007. The Company did not, nor did anyone on its behalf, consult the New Accountant during the Registrant’s two (2) most recent fiscal years and during the subsequent interim period prior to the Company’s engagement of the New Accountant regarding the application of accounting principles to a specified transaction (completed or proposed), the type of audit opinion that might be rendered on the Registrant’s financial statements, any matter being the subject of a disagreement or “reportable event” or any other matter described in Item 304(a)(2) of Regulation S-K .
     O.I. Corporation has contacted its previous auditor, Grant Thornton, LLP, and there are no disagreements between the Company and Grant Thornton, LLP, whether resolved or unresolved, on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which would cause them to make reference to the subject matter of a disagreement in connection with their reports for the two most recent fiscal years or any interim period. Additionally, Grant Thornton’s reports for the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion or were qualified or modified as to uncertainty, audit scope, or accounting principles.
     O.I. Corporation has provided Grant Thornton, LLP, with a copy of the disclosure provided under this Report and has advised them to provide the Company with a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the disclosure made herein. A copy of Grant Thornton’s response is attached hereto and incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits.
(d) Exhibits
10.1     Response letter from Grant Thornton, LLP dated June 29, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

O. I. CORPORATION Date: July 2, 2007
By:	/s/ J. Bruce Lancaster
J. Bruce Lancaster,
Chief Executive Officer and Chief Financial Officer

Exhibit Index
10.1          Response letter from Grant Thornton, LLP dated June 29, 2007.